SECOND AMENDMENT TO TAX SHARING AGREEMENT


       THIS  AGREEMENT  effective as of the 1st day of October,  1995,  by and
between   Perpetual   Corporation    (hereinafter    "Perpetual"),    Allbritton
Communications Company (hereinafter "ACC") and ALLNEWSCO, Inc. ("ALLNEWSCO").

                               W I T N E S S E T H
                               - - - - - - - - - -

       WHEREAS, Perpetual, ACC and ALLNEWSCO are parties to a Tax Sharing Agreement dated effective as of September 30, 1991, as amended by amendment dated October 29, 1993 (collectively the "Tax Sharing Agreement"); and
       WHEREAS, ACC, Perpetual and ALLNEWSCO wish to clarify tax allocations and procedures with respect to situations where ACC or subsidiaries of ACC join in the filing of a unitary, combined or consolidated state local or foreign tax return with Perpetual or other subsidiaries of Perpetual;
       NOW, THEREFORE, in consideration of the sum of ONE DOLLAR AND NO/100 ($1.00), the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Tax Sharing Agreement as follows:
       A new Section 11 shall be added to the Tax Sharing Agreement which shall read as follows:
             (11) State, Local and Foreign Taxes. In the event that ACC or any member of the ACC Group joins in the filing of a unitary, combined or consolidated state, local or foreign tax return with any member of the Perpetual Group (other than a member of the ACC
       Group), the principles set forth herein regarding the payment of federal income taxes and the related procedures described herein shall be applicable with regard to the state, local or foreign tax obligations of the member of the ACC Group which is included in such combined or consolidated state or local or foreign tax return as though such state, local or foreign taxes were a federal income tax.

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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on
December 18, 1998, to be effective as of October 1, 1995.

                                     PERPETUAL CORPORATION


                                     By  /s/ Lawrence I. Hebert
                                         -----------------------
                                     Name    Lawrence I. Hebert
                                     Title   President


                                     ALLBRITTON COMMUNICATIONS COMPANY



                                     By  /s/ Stephen P. Gibson
                                         ---------------------
                                     Name    Stephen P. Gibson
                                     Title   Vice President


                                     ALLNEWSCO, INC.



                                     By  /s/ Stephen P. Gibson
                                         ---------------------
                                     Name    Stephen P. Gibson
                                     Title   Vice President





                                       -2-

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